UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2014

Commission File Number: 000-23575

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	77-0446957
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

           (805) 692-5821
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Community West Bancshares (“CWBC”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 5, 2014 (“Original Form 8-K”) to update the Item 4.01 disclosure contained in the Original Form 8-K following the completion of Ernst & Young LLP’s (“EY”) audit of CWBC’s consolidated financial statements as of and for the year ended December 31, 2014 and all other procedures related to filing CWBC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	As previously reported on the Original Form 8-K, on October 30, 2014, the Board of Directors (“BOD”) of CWBC approved the dismissal of EY from the role of independent registered public accounting firm for CWBC, to be effective upon completion by EY of its audit of the CWBC’s consolidated financial statements as of and for the year ended December 31, 2014 and all other procedures related to filing CWBC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. On March 6, 2015, CWBC filed its 2014 Annual Report on Form 10-K, and as a result, EY’s dismissal as CWBC’s independent registered public accounting firm was therefore effective as of March 6, 2015.

The reports of EY on CWBC’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2014, and the subsequent interim period January 1, 2015 through March 6, 2015, the date on which CWBC filed its 2014 Annual Report on Form 10-K with the SEC, (i) CWBC had no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such periods, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

CWBC has provided EY with a copy of this Form 8-K/A prior to its filing with the SEC and requested that EY furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.  A copy of EY’s letter dated March 11, 2015 is attached as Exhibit 16.1 to this Form 8-K/A.

(b)	As previously reported in the Original Form 8-K, the BOD approved the engagement of McGladrey, LLP as the new independent registered public accounting firm for CWBC. During CWBC’s fiscal years ended December 31, 2013 and 2014, and the subsequent interim period from January 1, 2015 through March 6, 2015, CWBC did not consult McGladrey regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on CWBC’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Ernst & Young to the Securities and Exchange Commission, dated March 11, 2015.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2015	COMMUNITY WEST BANCSHARES

By: /s/Charles G. Baltuskonis
Charles G. Baltuskonis
Executive Vice President and
Chief Financial Officer